Exhibit 32.2

CERTIFICATION AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SBT Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending September  30, 2011, as filed with the Securities and Exchange Commission on the date hereof, I, Anthony F. Bisceglio, the Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

(i)      The quarterly report of the Company on Form 10-Q for the period ending September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)     The information contained in the quarterly report of the Company on Form 10-Q for the period ending September  30, 2011 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony F. Bisceglio Anthony F. Bisceglio, Ph.D. Chief Financial Officer

Date:  November 14, 2011